UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2011 (April 29, 2011)
Date of Report (Date of earliest event reported)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51704	98-0548438
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

No. 479 You Dong Road Xinzhuang Town, Shanghai 201100 People’s Republic of China
(Address of principal executive offices)

(8621) 5488-8436
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

Both the Registrant and Frazer Frost, LLP (“Frazer Frost”) do not intend for re-appointment of Frazer Frost as our independent auditors in 2011.  We replaced Frazer Frost in such capacity as of April 29, 2011.  This action was approved by the Audit Committee of our Board of Directors.

The reports of Frazer Frost on our financial statements as of October 31, 2010 and October 31, 2009 and for the years ended October 31, 2010 and October 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the fiscal periods ended October 31, 2010 and October 31, 2009 and through the date of this Form 8-K, there were: (i) no disagreements between the registrant and Frazer Frost on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost, would have caused Frazer Frost to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On April 29, 2011, we engaged BDO China Shu Lun Pan Certified Public Accountants LLP (1818) (“BDO China Shu Lun Pan”) as our independent registered accounting firm.  The change in accountants was approved by the Audit Committee of our Board of Directors.  During our two (2) most recent fiscal periods ended October 31, 2010 and October 31, 2009, we did not consult with BDO China Shu Lun Pan on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and BDO China Shu Lun Pan did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Frazer Frost a copy of the disclosures contained herein and requested that Frazer Frost furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with our statements in this Item 4.01.  A copy of the letter dated May 4, 2011, furnished by Frazer Frost in response to that request, is filed as Exhibit 16.1 to this Current Report.

Item 5.03(b)    Change in Fiscal Year.

On May 4, 2011, our Board of Directors changed the fiscal year end from October 31 to September 30.  We will file a transition report on Form 10-K covering the transition period of November 1, 2010 to September 30, 2011.

We elected to change our fiscal year end in order to:

•	align our fiscal year with the business cycle of major suppliers and customers, many of whom operate on a calendar quarter basis;

•	move our annual financial statement audit into a non-peak period in order for us to use management and independent auditor resources more effectively; and

•	improve our ability to obtain and schedule external audit and audit-related support required to ensure ongoing compliance with regulatory requirements.

Item 8.01    Other Events.

The Registrant’s 2011 annual shareholder meeting will be held on June 24, 2011 at our principal executive offices at 9 p.m. local time (9 a.m. Eastern time).  We will file a proxy statement with the Commission on or about May 13, 2011 and deliver proxy statements to our shareholders on or about May 20, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Frazer Frost, LLP to the U.S. Securities and Exchange Commission, dated May 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECTENERGY INTERNATIONAL LIMITED
(Registrant)

Date: May 4, 2011	/s/ Wennan Li
Name: Wennan Li
Title: Chief Executive Officer